Exhibit 10.24


                                    AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


                  THIS AMENDMENT NO. 7 dated as of December 31, 2004 to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").


                  The following new paragraph shall replace in its entirety paragraph 3 of the Agreement:

                  "3. Compensation. As compensation for the services provided under this Agreement, Leucadia shall be paid at an annual rate of $180,000, payable monthly in installments of $15,000 on the first day of each month, plus any additional amounts that may be agreed upon by HomeFed and Leucadia."

                  The following new paragraph shall replace in its entirety paragraph 4 of the Agreement:

                  "4. Term and Termination. The term of this Agreement shall continue until December 31, 2005 and thereafter for successive annual periods ending on December 31 of any year; provided, however that (i) Leucadia shall have the right to terminate this Agreement by giving to HomeFed not less than one year's prior notice, in which event this Agreement will continue in effect at the rate of compensation in effect at the time the notice of termination is given by Leucadia, until the December 31 at the expiration of such one year notice, unless earlier terminated by HomeFed and (ii) HomeFed shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement."

                  In all other respects, the Agreement shall remain unchanged.



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                  IN WITNESS WHEREOF, this Agreement has been executed as of the date first hereinabove written.

                                 LEUCADIA FINANCIAL CORPORATION
                                 Address:   529 East South Temple
                                            Salt Lake City, UT 84102

                                 By: /s/ Joseph A. Orlando
                                     ----------------------
                                     Name:  Joseph A. Orlando
                                     Title: Vice President


                                 HOMEFED CORPORATION
                                 Address:   1903 Wright Place, Suite 220
                                            Carlsbad, CA 92008

                                 By: /s/ Paul J. Borden
                                     -----------------------
                                     Name:  Paul J. Borden
                                     Title: President


                                 HOMEFED RESOURCES CORPORATION
                                 Address:   1903 Wright Place, Suite 220
                                            Carlsbad, CA 92008

                                 By: /s/ Paul J. Borden
                                     ------------------------
                                     Name:  Paul J. Borden
                                     Title: President


                                 HOMEFED COMMUNITIES, INC.
                                 Address:   1903 Wright Place, Suite 220
                                            Carlsbad, CA 92008

                                 By: /s/ Paul J. Borden
                                     --------------------------
                                     Name:  Paul J. Borden
                                     Title: President